DIREXION SHARES ETF TRUST

Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares

Supplement dated June 26, 2009 to
Prospectus dated October 1, 2008, as last supplemented on June 15, 2009

The Board of Trustees of Direxion Shares ETF Trust has approved reverse splits of the issued and outstanding shares of both the Direxion Daily Financial Bull 3X Shares (“Financial Bull Fund”) and Direxion Daily Financial Bear 3X Shares (“Financial Bear Fund”).

After the close of the markets on July 8, 2009 (the “Record Date”), the Financial Bull Fund will effect a one for five reverse split of its issued and outstanding shares and the Financial Bear Fund will effect a one for ten reverse split of its issued and outstanding shares. As a result of these reverse splits, every five shares of the Financial Bull Fund will be exchanged for one share and every ten shares of the Financial Bear Fund will be exchanged for one share. Accordingly, the number of the Financial Bull Fund and Financial Bear Fund’s issued and outstanding shares will decrease by approximately 80% and 90%, respectively. In addition, the per share net asset value (“NAV”) and next day’s opening market price of each the Financial Bull Fund and the Financial Bear Fund will be approximately five-times higher and ten-times higher, respectively. Shareholders of record on the Record Date will participate in the reverse splits. Shares of the Financial Bull and Financial Bear Funds will begin trading on NYSE Arca, Inc. (“NYSE Arca”) on a split-adjusted basis on Thursday, July 9, 2009 (the “Effective Date”).

The next day’s opening market value of the Financial Bull and Financial Bear Funds’ issued and outstanding shares, and thus a shareholder’s investment value, will not be affected by the reverse splits. The table below illustrates the effect of a hypothetical one for five reverse split anticipated for the Financial Bull Fund:

	# of Shares		Hypothetical	Total Market
Period	Owned	Hypothetical NAV	Market Price	Value

Pre-Split	100	$9.00	$8.96	$896.00
Post-Split	20	$45.00	$44.80	$896.00

The table below illustrates the effect of a hypothetical one for ten reverse split anticipated for the Financial Bear Fund:

	# of Shares		Hypothetical	Total Market
Period	Owned	Hypothetical NAV	Market Price	Value

Pre-Split	100	$5.00	$5.01	$501.00
Post-Split	10	$50.00	$50.10	$501.00

The Trust’s transfer agent will notify the Depository Trust Company (“DTC”) of each reverse split and instruct DTC to adjust each shareholder’s investment(s) accordingly. DTC is the registered owner of each Fund’s shares and maintains a record of each Fund’s record owners.

Redemption of Fractional Shares and Tax Consequences for each Reverse Split

As a result of the reverse splits, a shareholder of a Fund’s shares potentially could hold a fractional share. However, fractional shares cannot trade on the NYSE Arca. Thus, each Fund will redeem for cash a shareholder’s fractional shares at that Fund’s split-adjusted NAV as of the Record Date. Such redemption may have tax implications for those shareholders and a shareholder could recognize gain or loss in connection with the redemption of the shareholder’s fractional shares. Otherwise, neither reverse split will result in a taxable transaction for holders of Funds’ shares. No transaction fee will be imposed on shareholders for such redemption.

“Odd Lot” Unit

Also as a result of the reverse splits, each Fund will have outstanding one aggregation of less than 50,000 shares to make a creation unit, or an “odd lot unit.” Thus, each Fund will provide one authorized participant with a one-time opportunity to redeem the odd lot unit at the split-adjusted NAV or the NAV on such date the authorized participant seeks to redeem the odd lot unit.

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Please retain a copy of this Supplement with your Prospectus